Exhibit 10.1

AMENDMENT NO. 1 TO

XERIUM TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

This Amendment No. 1 to the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Amendment”) is made on July 3, 2008 effective as of the time provided below.

WHEREAS, the Xerium Technologies, Inc. (the “Company”) has heretofore adopted the Xerium Technologies, Inc. 2005 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company;

NOW, THEREFORE, pursuant to Section 10(d) of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 5(a) of the Plan is amended by deleting “2,500,000 shares” in the first sentence thereof and replacing it with “7,500,000 shares”.

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.